Exhibit 99.2

2022 Year End Results and Outlook February 2 , 2023 Leading the CLEAN ENERGY TRANSFORMATION

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .


Clean Energy Leader
Diversified Service Territory
Infrastructure Renewal
UTILITY WORK AHEAD
CMS ENERGY
Strong Cash Flow & Balance Sheet
Constructive Legislation
Affordable Prices

Two decades of industry-leading financial performance

- ✓ Industry-leading net zero commitments
- ✓ Excellence through the CE WAY
- ✓ Top-tier regulatory jurisdiction[a]
- ✓ Premium total shareholder return
  6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simple, clean and lean.

3

2022 Successes . . .

CMS ENERGY

People	Planet	Profit
• #1 utility for America's Best Employers for Women and a top utility for Best Employers for Diversity by Forbes® • 1st quartile customer experience[a] • >$100M of customer assistance to help keep bills affordable • ~$560M in customer benefits from owned generation vs. MISO market • 230 MW of incremental load, adding ~6.3K jobs and >$8B of investment in MI • 5-yr goal to double spend with diverse suppliers achieved 1 year ahead of plan	• 2021 IRP approved – exit coal & achieve ~60% carbon emissions reduction in 2025[b]; 8 GW of solar, 550 MW of storage and 2.5 GW of demand-side resources by 2040 • Commitment to achieve net zero GHG emissions by 2050 for our entire business • >$250M of gas infrastructure capex resulting in 448MT of methane reduction • Achieved subscription to build 1st tranche of Voluntary Green Pricing program; >300 MW, >$450M capex • Announced goal to power >1M EVs by 2030	• Delivered adjusted EPS of $2.89 – at the high end of guidance range • Increased annual dividend per share to $1.95, 17th increase in as many years • Delivered $58M of cost savings by leveraging the CE Way • Constructive outcomes in IRP, gas rate case and electric rate case settlements • $47M of regulatory mechanisms to support vulnerable customers and infrastructure investments

Presentation endnotes are included after the appendix.

. . . delivering across the Triple Bottom Line.

4

5 Commentary Amount Financial Results & Outlook . . . . . . reflect strong growth and build momentum for 2023 and beyond. Long - Term Outlook 2023 Full - Year Outlook 2022 Full - Year Results Adjusted EPS $2.89 High end of guidance Adjusted EPS Guidance Annual Dividend Per Share $3.06 – $3.12 $1.95 Toward the high end Up 11¢ Adjusted EPS Growth Dividend Per Share Growth 5 - yr Capital Plan ($B) +6% to +8% +6% to +8% $15.5 Toward the high end Committed to growth Up $1.2 $15.5 $3.06 – $3.12

Updated Customer Investment Plan . . .

CMS ENERGY

New Utility Investment Plan



20%
59%
Electric utility investment
'23 – '27
$15.5B
41%
39%

Rate Base Growth



>7%/yr[a]
~$32B
~$22½B
2022
2027

Clean Energy Generation | Electric Distribution & Other | Gas Utility

~40% of investments support the Clean Energy Transformation

Other Growth Drivers[b]

- ✓ EWR incentives
- ✓ FCM on PPAs
- ✓ 10.7% wind RPS
- ✓ NorthStar

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

6

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Law

- Timely recovery of investments
  - ✓ Forward-looking test years
  - ✓ 10-month rate cases
  - ✓ Earn authorized ROEs
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
- Supportive incentives
  - ✓ Constructive ROEs
  - ✓ 10.7% ROE for Renewable Portfolio Standard
  - ✓ Energy efficiency incentive (>$50M/yr)
  - ✓ FCM adder on PPAs
- Appointed Commissioners

Presentation endnotes are included after the appendix.

	2022	2023
Integrated Resource Plan (IRP)	✓Jun. 23rd: **Settlement** Approved U-21090	
Electric	✓Dec. 22nd: **Settlement** Filed $161M, 9.9% ROE U-21224	Jan. 19th Approved; Q2 2023: File Rate Case
Gas	✓Jul. 7th: **Settlement** Approved $170M, 9.9% ROE U-21148; Q4 2022: Filed Rate Case	Q4 2023: Expected Final Order

. . . is ranked top-tier[a] and ensures forward-looking visibility.

7

De-risking Inflationary Pressures . . .

CMS ENERGY

Near-term Risk Mitigation

Global Risks	Countermeasures
Labor	✓ Executed 5-yr union contracts in 2020 (>40% unionized) ✓ ~95% non-union retention rate[a]
Materials	✓ Manageable supply chain risk ✓ ~90% of material costs capitalized ✓ Modular solar build-out
Commodities	✓ Owned generation hedges market volatility ✓ Manageable power supply costs ✓ Leverage gas storage assets

Episodic Cost Savings

Year	Event	Savings
2022	Palisades retirement	>$90M
2023	Karn 1&2 coal unit retirements[b]	$30M
2025	MCV contract change	>$60M
2025	Campbell coal unit retirements[b]	>$60M

>$200M identified future cost savings

~$150M in ***CE WAY*** savings since 2020

Presentation endnotes are included after the appendix.

. . . with opportunities for near- and long-term customer savings.

8

9 2021 2022 Reported EPS $2.20 $0.58 Adjustments a (1.73) 0.02 Adjusted EPS a $0.47 Adjusted EPS by Segment Full Year 2022 Results . . . Fourth Quarter . . . reflect adjusted EPS growth at the high end . 2021 2022 Reported EPS $4.66 $2.85 Adjustments a (2.01) 0.04 Adjusted EPS a $2.65 [5X Utility NorthStar Parent Total Adjusted EPS $ 0.60 Presentation endnotes are included after the appendix. 2022 $3.31 0. 12 ( 0. 54 ) $ 2.89 $ 2.89

2022 Objectives Achieved . . .

CMS ENERGY

	Objectives	Actual
Adjusted EPS guidance	\$2.85 – \$2.89	\$2.89 ✓ *High end of guidance*
DPS growth guidance	+6% to +8%	\$1.95 (up 6%) ✓ *+11¢*
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade ✓ *FFO/Debt target: Mid-teens[a]*
Utility investment (\$B)	\$2.6	\$2.5 ✓
Planned equity issuance (\$M)	None *Settle \$55M of contracted equity forwards*	Settled \$55M of forwards ✓ *Contracted Covert financing ~\$439M*

Presentation endnotes are included after the appendix.

. . . delivering benefits for customers AND investors.

10

11 2023 Guidance Offers Continued Growth . . . . . . off 2022 actual performance. Utility NorthStar Parent Consolidated EPS $3.48 – $3.52 0.13 – 0.16 (0.55) – (0.56) $ 3 .06 – $ 3 .12 Adjusted EPS Toward the high end

12 2023 Adjusted EPS Growth Range . . . . . . managing through COVID - 19 risks. 2022 Normal Weather Rates & Investment Cost Savings & Productivity Usage, Non-Utility, Tax & Other 2023 19 ¢ – 25¢ 14 ¢ 4¢ (20)¢ $2.89 a . . . reflects another year of premium growth. $3.06 - $3.12 a Favorable 2022 weather reinvested Presentation endnotes are included after the appendix.

Near- and Long-Term Objectives . . .

	2023	Long-Term Plan
Adjusted EPS guidance	$3.06 – $3.12 *Toward the high end*	+6% to +8% *Toward the high end*
DPS growth guidance	+6% to +8%	+6% to +8% *Targeting ~60% payout ratio*
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade *FFO/Debt target: Mid-teens[a]*
Utility investment ($B)	$3.7	$15.5 *2023 - 2027*
Planned equity issuance ($M)	Settle ~$439M of contracted equity forwards (Covert)	No equity until 2025 *Up to $350M/yr in 2025 - 2027*

Presentation endnotes are included after the appendix.

. . . provide sustainable benefits for customers AND investors.

13

14 Plan YTD ($M) ($M) Consumers Energy: First Mortgage Bonds Securitization $1,970 688 $825 -- CMS Energy: Contracted Equity (issued) 439 -- Retirements (incl. term loans): Consumers Energy 1,625 500 CMS Energy -- -- Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2024) Consumers Energy CMS Energy Financings 2023 Planned Financings . . . . . . fund customer investment and provide ample liquidity. Presentation endnotes are included after the appendix. ~$ 1.9 B a of net liquidity

15 2023 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~311 Bcf) + + 1% 1 + + ( ¢) 7 4 + + ($M) 27 16 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 5 Interest Rates + 25 bps 1 1 Effective Tax Rate (19%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 3 ¢ (1% Full Year Δ in Volume) 2023 Adj. EPS Sensitivities Gas ½ ~½ ~½ Impact Electric ~$6½/ mo ($10/MWh) Electric PSCR Residential Bill Sensitivity Impact Gas ($1/Mcf) Gas Price Residential Bill Sensitivity ~$7½/ mo <

16 Recession Industry - Leading Financial Performance . . . . . . for two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023+ Recession Adjusted EPS a Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer - less Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb warm Dec Warm winter Warm winter Hot summer Storms Hot summer Storms Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Presentation endnotes are included after the appendix. Hot summer Garrick Rochow

17 17 Q&A Thank You!

18 18 Appendix

19 2022 Adjusted EPS . . . . . . managing through COVID - 19 risks. 2021 Weather Rates & Investment Customer Intiatives & Normalized Storms Usage, Non-Utility, Tax & Other 2022 (12) ¢ 12¢ 3¢ 21 ¢ $2.65 a . . . reflects another year of premium growth . $2.89 a 2021 2022 Reported EPS $4.66 $2.85 Adjustments a (2.01) 0.04 Adjusted EPS a $ 2.65 $ 2.89 Full Year EPS Results 2021 2022 Utility $3.07 $3.31 NorthStar 0.08 0.12 Parent (0.50) (0.54) Total Adj. EPS $2.65 $2.89 EPS by Segment Presentation endnotes are included after the appendix.

20 DIG (750 MW) & Peakers (200 MW) . . . . . . supports the Plan with future upside opportunities 0 10 20 30 40 50 60 2022A 2023E 2025+ 2025+ Opportunities ~$55M ~$30M ~$30M ~$40M Pre - Tax Income (M) +$ 25 M + $1 0 M Capacity Price ($/kw - mo ) ~$3.00 ~$3.00 $4.50 $7.50 Capacity Available 0% 0% >50% >50% $

21 Utility Sales Remain Strong . . . . . . w ith supportive economic backdrop in Michigan. Weather - Normalized Electric Deliveries a Residential Commercial Industrial Total (1.0)% 1.7% 2.7 % b 0.8 % b Presentation endnotes are included after the appendix. (2022 vs. 2021) Economic Development Electric Customers Gas Customers >½ % >½ % (5 - Yr Avg. Customer Count) Residential Customer Growth 2017 – 2022 2016 2017 2018 2019 2020 2021 2022 105 MW 126 MW 75 MW 45 MW 101 MW 69 MW Attracted > 75 0 MW of new or expanding business to our service territory since 2015 • $1B of state incentives • New energy intensive economic development rate Policy Support 230 MW

22 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Constructive return on regulated investment • Supportive regulatory environment • Lower business risk Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Oct. 2022 A1 P - 2 Stable Baa2 Baa3 Stable May 2022 A+ F - 2 Stable BBB BB+ Stable Jan. 2023 S&P Moody’s Fitch . . . at solid investment - grade levels. x x x

23 Operating Cash Flow . . . . . . remains strong and supports our capital plan. Presentation endnotes are included after the appendix. 2022 2023 2024 2025 2026 2027 NOLs a & Credits Adjusted Operating Cash Flow $0.4 $0.5 $0.5 $ 0.5 $ 0.4 $ 0.5 Amount ($B) Year ~$1½B ~$2½B 2018 - 2022 Average 2023 - 2027 Plan Average ~$12½B in aggregate ~$ 7½ B in aggregate

24 Utility Customer Investment Plan Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller 24 Clean Energy Generation Electric Distribution, Covert & Other Gas Utility Total Depreciation & Amortization $0.7 1.8 1.2 $ 3.7 $ 1.1 2027 $0.5 1.1 1.3 $ 2.9 $ 1.4 2024 2025 2026 Total 2023 $ 0.5 1.1 1.2 $ 2.8 $ 1.5 $0.8 1.1 1.3 $ 3.2 $ 1.3 $0.6 1.0 1.3 $ 2.9 $ 1.2 5 - Year Plan ($B) 59% Electric utility investment $3.1 6.1 6.3 $ 15.5 $ 6.5

25 25 Endnotes

26 26 Slide 3: a UBS Research, 2022 state rankings and D.C Slide 4: a Source : quartile ranges from CXI Forrester Index, top quartile across all industries b Carbon emission reduction from 2005 base Slide 6: a Assumes $22½B rate base in 2022, $32B in 2027, CAGR b Over plan period years 2023 - 2027, adjusted EPS growth Slide 7: a UBS Research, 2022 state rankings and D.C Slide 8: a Consumers Energy, non - union employees, average 5 - yr retention rate b Adjusted O&M savings, excludes potential fuel savings Slide 9: a See GAAP reconciliation on slide 30 Slide 10: a Mid - teens, as calculated by rating agencies Slide 12: a Adjusted EPS Slide 13: a Mid - teens, as calculated by rating agencies Slide 14: a $1,806M in available revolvers + $119M of unrestricted cash Slide 15: a Reflects 2023 sales forecast; weather - normalized Slide 16: a Excludes discontinued operations Slide 19: a See GAAP reconciliation on slide 30 Slide 21: a 2022 year over year change in GWh, excludes ROA and other b Excludes one large, low - margin industrial customer Slide 23: a After - tax Presentation Endnotes

27 27 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income availa ble to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairm ents, restructuring costs, business optimization initiative, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy’s interest expense, or other items. Management views adjusted earnin gs as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Inte rnally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the po tential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor i s i t providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our bu sin ess results, rather than as a substitute for the reported earnings.

28 CMS ENERGY CORPORATION Reconciliation of GAAP Cash Flows from Operating Activities to Non - GAAP Adjusted Cash Flows from Operating Activities (Unaudited) 2017 2018 2019 2020 2021 2022 Cash Flows from Operating Activities 1,705$ 1,703$ 1,790$ 1,276$ 1,819$ 855$ Adjustments - Discretionary Pension Contributions - 240 - 700 - - Adjustments - EnerBank Operating Cash Flows (52) (61) (89) (91) 24 - Non-GAAP Adjusted Cash Flows from Operating Activities 1,653$ 1,882$ 1,701$ 1,885$ 1,843$ 855$

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

In Millions, Except Per Share Amounts

	Three Months Ended		Twelve Months Ended	
	12/31/22	12/31/21	12/31/22	12/31/21
Electric Utility				
Reported net income per share	$ 0.23	$ 0.21	$ 1.96	$ 1.95
Reconciling items:				
Other exclusions from adjusted earnings	0.02	-	0.02	-
Tax impact	(0.01)	-	(0.01)	-
Loss on fleet impairment	-	0.07	-	0.07
Tax impact	-	(0.02)	-	(0.02)
Voluntary separation program	*	-	0.03	-
Tax impact	(*)	-	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.24	$ 0.26	$ 1.99	$ 2.00
Gas Utility				
Reported net income per share	$ 0.48	$ 0.33	$ 1.30	$ 1.05
Reconciling items:				
Other exclusions from adjusted earnings	0.01	-	0.01	-
Tax impact	(*)	-	(*)	-
Loss on fleet impairment	-	0.03	-	0.03
Tax impact	-	(0.01)	-	(0.01)
Voluntary separation program	*	-	0.01	-
Tax impact	(*)	-	(*)	-
Adjusted net income per share – non-GAAP	$ 0.49	$ 0.35	$ 1.32	$ 1.07
NorthStar Clean Energy				
Reported net income (loss) per share	$ 0.03	$ (0.01)	$ 0.12	$ 0.08
Reconciling items:				
Other exclusions from adjusted earnings	-	*	(*)	(*)
Tax impact	-	(*)	*	*
Voluntary separation program	-	-	*	-
Tax impact	-	-	(*)	-
Adjusted net income (loss) per share – non-GAAP	$ 0.03	$ (0.01)	$ 0.12	$ 0.08
Corporate Interest and Other				
Reported net loss per share	$ (0.16)	$ (0.13)	$ (0.54)	$ (0.50)
Reconciling items:				
Other exclusions from adjusted earnings	*	*	*	(*)
Tax impact	(*)	(*)	(*)	*
Adjusted net loss per share – non-GAAP	$ (0.16)	$ (0.13)	$ (0.54)	$ (0.50)
Discontinued Operations				
Reported net income per share	$ -	$ 1.80	$ 0.01	$ 2.08
Reconciling items:				
Disposal of discontinued operations gain	-	(2.30)	(0.01)	(2.27)
Tax impact	-	0.50	*	0.49
Discontinued operations income	-	-	-	(0.39)
Tax impact	-	-	-	0.09
Adjusted net income per share – non-GAAP	$ -	$ -	$ -	$ -
Consolidated				
Reported net income per share	$ 0.58	$ 2.20	$ 2.85	$ 4.66
Reconciling items:				
Disposal of discontinued operations gain	-	(2.30)	(0.01)	(2.27)
Tax impact	-	0.50	*	0.49
Discontinued operations income	-	-	-	(0.39)
Tax impact	-	-	-	0.09
Other exclusions from adjusted earnings	0.03	*	0.03	(*)
Tax impact	(0.01)	(*)	(0.01)	*
Loss on fleet impairment	-	0.10	-	0.10
Tax impact	-	(0.03)	-	(0.03)
Voluntary separation program	*	-	0.04	-
Tax impact	(*)	-	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.60	$ 0.47	$ 2.89	$ 2.65
Average Common Shares Outstanding – Diluted	290.1	289.7	290.0	289.5

* Less than $0.01 per share.

29

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

	In Millions, Except Per Share Amounts			
	Three Months Ended		**Twelve Months Ended**	
	12/31/22	**12/31/21**	**12/31/22**	**12/31/21**
Net Income Available to Common Stockholders	$ 168	$ 637	$ 827	$ 1,348
Reconciling items:				
Disposal of discontinued operations gain	-	(665)	(5)	(657)
Tax impact	-	145	1	143
Discontinued operations income	-	-	-	(115)
Tax impact	-	-	-	27
Other exclusions from adjusted earnings**	9	*	8	(1)
Tax impact	(2)	(*)	(2)	*
Loss on fleet impairment	-	29	-	29
Tax impact	-	(7)	-	(7)
Voluntary separation program	1	-	12	-
Tax impact	(*)	-	(3)	-
Adjusted net income – non-GAAP	$ 176	$ 139	$ 838	$ 767
Average Common Shares Outstanding				
Diluted	290.1	289.7	290.0	289.5
Diluted Earnings Per Average Common Share				
Reported net income per share	$ 0.58	$ 2.20	$ 2.85	$ 4.66
Reconciling items:				
Disposal of discontinued operations gain	-	(2.30)	(0.01)	(2.27)
Tax impact	-	0.50	*	0.49
Discontinued operations income	-	-	-	(0.39)
Tax impact	-	-	-	0.09
Other exclusions from adjusted earnings**	0.03	*	0.03	(*)
Tax impact	(0.01)	(*)	(0.01)	*
Loss on fleet impairment	-	0.10	-	0.10
Tax impact	-	(0.03)	-	(0.03)
Voluntary separation program	*	-	0.04	-
Tax impact	(*)	-	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.60	$ 0.47	$ 2.89	$ 2.65

* Less than $0.5 million or $0.01 per share.

** Includes restructuring costs, business optimization initiative, and unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

30

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited)

CMS ENERGY

	In Millions, Except Per Share Amounts			
	2022			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 351	$ 145	$ 163	$ 168
Reconciling items:				
Electric utility and gas utility	-	11	(*)	10
Tax impact	-	(3)	*	(2)
NorthStar Clean Energy	(1)	(*)	-	-
Tax impact	*	*	-	-
Corporate interest and other	-	*	*	*
Tax impact	-	(*)	(*)	(*)
Disposal of discontinued operations (gain) loss	(5)	*	-	-
Tax impact	1	(*)	-	-
Adjusted Net Income – Non-GAAP	$ 346	$ 153	$ 163	$ 176
Average Common Shares Outstanding – Diluted	289.9	290.1	290.1	290.1
Diluted Earnings Per Average Common Share	$ 1.21	$ 0.50	$ 0.56	$ 0.58
Reconciling items:				
Electric utility and gas utility	-	0.04	(*)	0.03
Tax impact	-	(0.01)	*	(0.01)
NorthStar Clean Energy	(*)	(*)	-	-
Tax impact	*	*	-	-
Corporate interest and other	-	*	*	*
Tax impact	-	(*)	(*)	(*)
Disposal of discontinued operations (gain) loss	(0.01)	*	-	-
Tax impact	*	(*)	-	-
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 1.20	$ 0.53	$ 0.56	$ 0.60

	In Millions, Except Per Share Amounts			
	2021			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 349	$ 176	$ 186	$ 637
Reconciling items:				
Electric utility and gas utility	-	-	-	29
Tax impact	-	-	-	(7)
NorthStar Clean Energy	(1)	*	(*)	*
Tax impact	*	(*)	*	(*)
Corporate interest and other	-	(*)	-	*
Tax impact	-	*	-	(*)
Disposal of discontinued operations (gain) loss	-	5	3	(665)
Tax impact	-	(1)	(1)	145
Discontinued operations income	(43)	(30)	(42)	-
Tax impact	9	8	10	-
Adjusted Net Income – Non-GAAP	$ 314	$ 158	$ 156	$ 139
Average Common Shares Outstanding – Diluted	289.1	289.4	289.6	289.7
Diluted Earnings Per Average Common Share	$ 1.21	$ 0.61	$ 0.64	$ 2.20
Reconciling items:				
Electric utility and gas utility	-	-	-	0.10
Tax impact	-	-	-	(0.03)
NorthStar Clean Energy	(*)	*	(*)	*
Tax impact	*	(*)	*	(*)
Corporate interest and other	-	(*)	-	*
Tax impact	-	*	-	(*)
Disposal of discontinued operations (gain) loss	-	0.02	0.01	(2.30)
Tax impact	-	(0.01)	(*)	0.50
Discontinued operations income	(0.15)	(0.10)	(0.14)	-
Tax impact	0.03	0.03	0.03	-
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 1.09	$ 0.55	$ 0.54	$ 0.47

* Less than $0.5 million or $0.01 per share.

31